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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               March 25, 1997
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                Date of Report (Date of earliest event reported)


                   Heartland Wireless Communications, Inc.
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           (Exact Name of registrant as specified in its charter)


Delaware                                0-23695                           73-1435149
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(State or Other Jurisdiction      (Commission File Number)     (I.R.S. Employer Identification No.)
of Incorporation)

200 Chisholm Place, Suite 200, Plano, Texas                                               75075
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(Address of Principal Executive Offices)                                                (Zip Code)

                                (972) 423-9494
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             (Registrant's Telephone Number, Including Area Code)


                                     N/A
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             (Former Name, Former Address and Former Fiscal Year,
                        if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         As permitted by General Instruction F to Form 8-K promulgated under the Securities Exchange Act of 1934, as amended, Heartland Wireless Communications, Inc., a Delaware corporation (the "Registrant") is filing as an exhibit to this Current Report on Form 8-K that certain press release issued by and on behalf of the Registrant on March 25, 1997, which such press release is specifically incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)     Exhibits.

                 Exhibit No.               Document Description
                 -----------               --------------------
                 99.1                      Press release issued by the Registrant on March 25, 1997





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                 HEARTLAND WIRELESS COMMUNICATIONS, INC.



Dated:  March 25, 1997            By:   /s/ J. Curtis Henderson
                                      ------------------------------------------
                                      J. Curtis Henderson
                                      Vice President and General Counsel





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                                 EXHIBIT INDEX


         Exhibit No.               Document Description
         -----------               --------------------
         99.1                      Press release issued by the Registrant on March 25, 1997